UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2015

HARRIS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Blvd., Melbourne, Florida	32919
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

As previously announced, Harris Corporation, a Delaware corporation (“Harris”), reorganized its business segments effective for fiscal 2016 (which began July 4, 2015) as result of its acquisition of Exelis Inc., an Indiana corporation (“Exelis”), on May 29, 2015 (the “Acquisition Date”). Commencing with the first quarter of fiscal 2016, Harris will report the financial results of its operations in the following four market-focused segments:

•	Communication Systems, serving markets in tactical and airborne radios, night vision technology, and defense and public safety networks;

•	Space and Intelligence Systems, providing complete earth observation, weather, geospatial, space protection, and intelligence solutions from advanced sensors and payloads, as well as ground processing and information analytics;

•	Electronic Systems, offering an extensive portfolio of solutions in electronic warfare, avionics, wireless technology, command, control, communications, computers and intelligence (“C4I”), undersea systems and aerostructures; and

•	Critical Networks, providing managed services supporting air traffic management, energy and maritime communications, and ground network operation and sustainment, as well as high-value information technology (“IT”) and engineering services.

Harris’ consolidated financial statements for periods ending after July 3, 2015 will reflect the new market-focused segment structure (which replaces Harris’ prior segment structure), including reclassification of all comparative prior period segment information to reflect the impact of the reorganization.

As supplemental information for investors in connection with the reorganization and new segment structure, Harris has provided in Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) unaudited selected historical information which combines Harris and Exelis results of operations as if the businesses had been operated together on the basis of the new segment structure during the periods presented (the “Supplemental Combined Information”).

The Supplemental Combined Information has been provided for each quarter of fiscal 2015, full fiscal 2015 and full fiscal 2014, based on Harris’ results of operations for its fiscal periods and Exelis’ results of operations for the most closely corresponding fiscal periods for Exelis, as described in the following bullets, except that in each case (where applicable), (1) Exelis’ results of operations have been adjusted to exclude, for all periods presented, results of operations for Vectrus, Inc. (formerly referred to as Mission Systems and which Exelis spun off on September 27, 2014); and (2) revenue from product sales and services between Harris and Exelis, and the associated cost of product sales and services, have been eliminated:

•	The Supplemental Combined Information for the quarter ended September 26, 2014 combines Harris’ historical unaudited results of operations for the quarter ended September 26, 2014, which was the end of Harris’ first quarter of fiscal 2015, and Exelis’ historical unaudited results of operations for the quarter ended September 30, 2014.

•	The Supplemental Combined Information for the quarter ended January 2, 2015 combines Harris’ historical unaudited results of operations for the quarter ended January 2, 2015, which was the end of Harris’ second quarter of fiscal 2015, and Exelis’ historical unaudited results of operations for the quarter ended December 31, 2014.

•	The Supplemental Combined Information for the quarter ended April 3, 2015 combines Harris’ historical unaudited results of operations for the quarter ended April 3, 2015, which was the end of Harris’ third quarter of fiscal 2015, and Exelis’ historical unaudited results of operations for the quarter ended March 31, 2015.

•	The Supplemental Combined Information for the quarter ended July 3, 2015 combines Harris’ historical unaudited results of operations for the quarter ended July 3, 2015, which was the end of Harris’ fourth quarter of fiscal 2015, and Exelis’ historical unaudited results of operations for the period from April 1, 2015 through the Acquisition Date.

•	The Supplemental Combined Information for fiscal 2015 reflects the totals of the Supplemental Combined Information for each of the quarters of Harris’ fiscal 2015 as described in the preceding four bullets.

•	The Supplemental Combined Information for fiscal 2014 combines Harris’ historical audited results of operations for fiscal 2014, which ended June 27, 2014, and Exelis’ historical unaudited results of operations for the four quarters ended June 30, 2014.

The reorganization and the Supplemental Combined Information have no impact on Harris’ or Exelis’ previously reported consolidated balance sheets or statements of income, comprehensive income, cash flows or equity.

For avoidance of doubt, the Supplemental Combined Information also was not intended to be, and was not, prepared on a basis consistent with the unaudited pro forma condensed combined financial information in Exhibit 99.1 to Harris’ Current Report on Form 8-K/A filed August 14, 2015 with the U.S. Securities and Exchange Commission (the “Pro Forma 8-K/A Filing”), which provides the pro forma financial information required by Item 9.01(b) of Form 8-K. For instance, the Supplemental Combined Information does not give effect to Harris’ acquisition of Exelis under the acquisition method of accounting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 805, Business Combinations (“ASC Topic 805”), with Harris treated as the legal and accounting acquirer, and was not prepared to reflect Harris’ acquisition of Exelis as if it occurred on the first day of any of the fiscal periods presented. The Supplemental Combined Information has not been adjusted to give effect to pro forma events that are (1) directly attributable to Harris’ acquisition of Exelis, (2) factually supportable, or (3) expected to have a continuing impact on the combined results of Harris and Exelis. More specifically, other than the exclusion of Vectrus results and the elimination of revenue from product sales and services between Harris and Exelis, and the associated cost of product sales and services, the Supplemental Combined Information does not reflect the types of pro forma adjustments set forth in Exhibit 99.1 to the Pro Forma 8-K/A Filing. Consequently, the Supplemental Combined Information is intentionally different from, but does not supersede, the pro forma financial information in the Pro Forma 8-K/A Filing.

In addition, the Supplemental Combined Information does not purport to indicate the results that actually would have been obtained had the Harris and Exelis businesses been operated together on the basis of the new segment structure during the periods presented, or which may be realized in the future.

Amounts Adjusted for Certain Non-Recurring Items

The Supplemental Combined Information includes amounts in Table 2 adjusted for certain non-recurring items, including segment operating income, unallocated corporate expense, non-operating income, net interest expense, income before income taxes, income taxes and net income, in each case as adjusted to exclude certain costs, expenses, charges or other amounts as set forth in the notes to Table 2. Such amounts in Table 2 should be viewed in addition to, and not in lieu of, segment operating income, unallocated corporate expense, non-operating income, net interest expense, income before income taxes, income taxes and net income and other financial measures on an unadjusted basis. The notes to Table 2 provide a reconciliation of adjusted amounts with the most directly comparable unadjusted amount.

Harris management believes that these adjusted amounts, when considered together with the unadjusted amounts, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate positive or negative impact on results in any particular period. Harris management also believes that these adjusted amounts enhance the ability of investors to analyze trends in Harris’ business and to understand Harris’ performance. In addition, Harris may utilize adjusted amounts as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Adjusted amounts should be considered in addition to, and not as a substitute for, or superior to, unadjusted amounts.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1	Unaudited Selected Historical Information Combining Harris and Exelis Operations (furnished pursuant to Item 2.02 and Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

By:	/s/ Miguel A. Lopez
Miguel A. Lopez
Senior Vice President and Chief Financial Officer

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description

99.1	Unaudited Selected Historical Information Combining Harris and Exelis Operations (furnished pursuant to Item 2.02 and Item 7.01).